December 29, 2006

File 1-14766
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ATTN: Filer Support
US Securities and Exchange Commission
Mail Stop O-7
6432 General Green Way
Alexandria, VA   22312-2413

Gentlemen:

Filed electronically herewith is a Form 8-K of Energy East Corporation filed pursuant to Section 13 of the Securities Exchange Act of 1934.

Very truly yours,

Alexander C. Iloani

Encl.
Cy. to:  DEB
         DSB